UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 3, 2018

Resort Savers, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55319	46-1993448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 10-2-4B, Jin Di Shang Tang Garden Long Hua Xin Qu Shang Tang Road Shenzhen, Guang Dong, the People’s Republic of China	518000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 0086-0755-23106825

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

Board and Stockholder Approval of Reverse Stock Split

On July 3, 2018, the board of directors (the “Board”) of Resort Savers, Inc., a Nevada corporation (the “Company”), approved a reverse one-for-thirty (1-for-30) stock split (the “Reverse Split”) of the Company’s issued and outstanding common stock, par value $0.0001 per share (the “Common Stock”). The Reverse Split will have no effect on the number of authorized common stock of the Company, nor will it effect the authorized or issued and outstanding shares of preferred stock, par value $0.0001 per share, since the Company has no shares of preferred stock issued or outstanding.

The Reverse Split will be effective following a review by the Financial Industry Regulatory Authority (“FINRA”), which the Company anticipates will be approximately fifteen days following submission of an application for reverse stock split with FINRA. Upon effectiveness of the Reverse Split, the Company will file a Certificate of Change with the Nevada Secretary of State, pursuant to Nevada Revised Statute (“NRS”) 78.209. The Reverse Split was approved by the Board and the stockholders of the Company on July 3, 2018.

No fractional shares will be issued in connection with the Reverse Split. Instead, fractional shares will be rounded up to the nearest whole number. No stockholders will receive cash or scrip in lieu of fractional shares. Registered stockholders holding shares through a brokerage account will have their shares automatically adjusted to reflect the post Reverse Split amount. Registered shareholders holding physical common share certificates will receive a letter of transmittal from the Company’s transfer agent, Action Stock Transfer Corp., with specific instructions regarding the exchange of their certificates.

Item 4.01 Changes in Registrant’s Certifying Accountant.

a)	Dismissal of previous independent registered public accounting firm

(i)	On July 3, 2018, the officers of the Company delivered to WWC, Professional Corporation (“WWC”), written notice of dismissal of WWC as the Company’s auditor.

(ii)

The Company engaged WWC on December 6, 2017. During the period from December 6, 2017 to July 3, 2018, WWC did not issue a report on the financial statements containing an adverse opinion or a disclaimer of opinion, nor were any reports on the financial statements qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)

The reports of WWC on the financial statements of our Company for the fiscal years ended January 31, 2017 and January 31, 2016 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about our Company’s ability to continue as a going concern.

(iv)	On July 3, 2018 the Board voted, by unanimous written consent, to dismiss WWC as the auditor of the Company.

(v)

During the Company’s most recent fiscal year and through July 3, 2018, the date of dismissal, (a) there were no disagreements with WWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WWC would have caused it to make reference to the matter in their reports and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(vi)

On July 6, 2018, the Company provided WWC with a copy of this Current Report on Form 8-K. WWC has agreed with the Company’s assertions as set forth in this Item 4.01 and has furnished the Company with a letter to that effect and addressed to the Securities and Exchange Commission. Such letter is filed as an exhibit to this Current Report on Form 8-K.

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(b)	Appointment of new independent registered public accounting firm

(i)

On July 3, 2018, the Board approved the engagement of Total Asia Associates (“TAA”) of Kuala Lumpur, Malaysia as our new independent registered public accounting firm to audit and review the Company’s financial statements. During our two most recent fiscal years, the subsequent interim periods thereto, and through July 3, 2018, the engagement date of TAA, neither the Company, nor someone on its behalf, has consulted TAA regarding either:

(ii)

the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

	(iii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Articles of Incorporation

On July 3, 2018, the Board and the stockholders of the Company, each by executing a written consent, approved of an amended and restated articles of incorporation (the “Restated Articles”), which contain a corporate name change of the Company to SGCI Group Holding, Inc. The officers of the Company plan to file the Restated Articles with the Nevada Secretary of State on approximately July 23, 2018, the date which is approximately fifteen days following completion of review by FINRA of the name change and the aforementioned Reverse Split.

Amended and Restated Bylaws; Change in Fiscal Year

On July 3, 2018, the Company amended and restated its bylaws (the “Restated Bylaws”). The Restated Bylaws of the Company, at Section 5.1, contain a change in fiscal year of the Company. Effective as of July 3, 2018, the date of adoption of the Restated Bylaws, the Company’s fiscal year begins on January 1 and ends on December 31. Prior to the adoption of the Restated Bylaws, the Company’s fiscal year began on February 1 and ended on January 31. The change in fiscal year will be reflected in the Company’s Quarterly Report on form 10-Q for the Quarter Ended June 30, 2018.

A copy of the Restated Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the foregoing description of the Restated Bylaws is qualified entirely such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	DESCRIPTION
3.1	Amended and Restated Bylaws of Resort Savers, Inc.
16.1	Letter dated July 6, 2016 from WWC, P.C. to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resort Savers, Inc.

Date: July 9, 2018	By:	/s/ DS Chang
Ding-Shin “DS” Chang,
President and Chief Executive Officer

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